Value Line Leveraged Growth Investor, Inc.

                        Supplement dated March 10, 2006
                      to the Prospectus dated May 1, 2005

      The last three sentences in the section under "What are the Fund's main investment strategies?" on page 2 should be replaced with the following:

      "The Fund usually purchases common stocks of the 100 largest U.S. companies by capitalization that are ranked 1 or 2 by the Ranking System. The Fund usually sells a stock when its rank falls below 2. The Fund's portfolio generally will be rebalanced on a quarterly basis so that it will be comprised primarily of the 100 largest securities ranked 1 or 2 and equally weighted for each security."

      Under "Our principal investment strategies" on page 6, the second, third and fourth sentences of the fourth paragraph should be replaced with the following:

      "The Fund usually purchases common stocks of the 100 largest U.S. companies by capitalization that are ranked 1 or 2 by the Ranking System. The Fund usually sells a stock when its rank falls below 2. There are currently approximately 400 stocks ranked 1 or 2. The Fund's portfolio generally will be rebalanced on a quarterly basis so that it will be comprised primarily of the 100 largest securities ranked 1 or 2 and equally weighted for each security."